UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

3M Company
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 10, 2011.

3M COMPANY

3M CENTER

BLDG. 220-9E-02

ST. PAUL, MN 55144-1000

Meeting Information

Meeting Type:    Annual Meeting

For holders as of:    March 11, 2011

Date:    May 10, 2011         Time:    10:00 a.m. CDT

Location:	The RiverCentre 175 West Kellogg Boulevard St. Paul, Minnesota 55102

You are receiving this communication because you hold shares in 3M Company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT              ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow â  xxxx xxxx xxxx  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*      If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow â  xxxx xxxx xxxx  (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2011, to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow â  xxxx xxxx xxxx  available and follow the instructions. Your voting must be completed by 10:59 p.m. CDT on May 9, 2011 (or by 10:59 p.m. CDT on May 5, 2011 for participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan). When you go online, you can help the environment by consenting to receive electronic delivery of future mailings.

Vote By Phone: Instructions to vote by phone will be included with printed and/or online proxy materials.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: If you are a shareholder of record, you may grant your proxy to 3M or vote in person at the meeting by requesting a ballot.

Voting Items

The Board of Directors recommends you vote FOR the following proposals 1, 2, and 3:

1.     To elect ten members to the Board of Directors, each for a term of one year.

Nominees:

1a.  Linda G. Alvarado

1b.  George W. Buckley

1c.  Vance D. Coffman

1d.  Michael L. Eskew

1e.  W. James Farrell

1f.  Herbert L. Henkel

1g.  Edward M. Liddy

1h.  Robert S. Morrison

1i.  Aulana L. Peters

1j.  Robert J. Ulrich

2.     To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.

3.     An advisory vote on executive compensation.

The Board of Directors recommends a vote for a frequency of "1 Year":

4.     An advisory vote on the frequency of advisory votes on executive compensation.

The Board of Directors recommends you vote AGAINST the following proposal:

5.     Stockholder proposal on political contributions.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

3M Questions & Answers Why am I receiving this Notice regarding the availability of Proxy Materials? Why did I receive this Notice Regarding the Availability of Proxy materials (Notice)? In 2007, the SEC adopted new Notice and Access Proxy rules. Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online or how to receive a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials: Increases shareholder value and lowers your company’s printing and mailing costs. Reduces environmental impact - saves trees and reduces fossil fuel consumption. Allows faster notification of how to access proxy materials in an easy searchable format. How do I view the proxy materials online? Go to www.proxyvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow XXXXXXXXXXXX I located on the Notice. What if I still prefer to receive a paper copy of the proxy materials? You can easily request a paper copy at no cost. You will need the information on the Notice that is printed in the box marked by the arrow XXXXXXXXXXXX and select one of the three options below. By INTERNET at www.proxyvote.com By TELEPHONE, toll-free at 800-579-1639 By sending an e-mail to sendmaterial@proxyvote.com simply enter the information in the box from the Notice in the subject line. No other information is necessary.

3M Questions & Answers Why am I receiving this Notice regarding the availability of Proxy Material? Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice? Yes, you may request to receive proxy materials for all future meetings by e-mail, to do so go to www.proxyvote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions. How can I vote my shares? You may vote your shares via the INTERNET at www.proxyvote.com. It is necessary to provide the information printed in the box marked by the arrow xxxxxxxxxxxx located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information necessary to make an informed voting decision. You may vote your shares BY MAIL by requesting a paper copy of the proxy materials which includes a proxy card or vote instruction form. You may vote your shares BY PHONE by viewing the proxy materials online first at www.proxyvote.com then by using the toll-free number provided or by requesting a paper copy of the proxy materials. You may also vote your shares IN PERSON at the company’s meeting. Please refer to the proxy statement for specific instructions. You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count. For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml